UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 12, 2007

PURPLE BEVERAGE COMPANY, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-52450	01-0670370
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

450 East Las Olas Blvd., Suite 830
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 462-8757
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Share Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Share Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Share Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

As previously disclosed in our Amended Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on December 17, 2007, we dismissed Mendoza Berger & Company, LLP (“Mendoza”) as our principal accountant effective on December 12, 2007. We requested Mendoza to furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in such Amended Current Report, and, if not, expressing the respects in which it does not agree. The letter was furnished by Mendoza to us and is attached to this Amended Current Report as Exhibit 16.1.

ITEM 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Document

16.1	Letter from Mendoza Berger & Company, LLC, dated April 2, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE BEVERAGE COMPANY, INC.

Date: April 16, 2008	By:	/s/ Theodore Farnsworth
Theodore Farnsworth
Chief Executive Officer